Product Information Notice Dated February 23, 2011

Reorganization

The Board of Trustees (“Board”) of the Invesco Funds approved an Agreement and Plan of Reorganization (the “Agreement”) that provides for the reorganization of the Funds listed under Target Fund in the following table (each a “Target Fund”) into the corresponding Fund listed under the Acquiring Fund in the table (each an “Acquiring Fund”). The agreement requires approval by the Target Fund shareholders, who will vote on the proposed reorganization at a meeting around April, 2011.

Target Fund	Acquiring Fund
Invesco V.I. Select Dimensions Balanced Fund	Invesco Van Kampen V.I. Equity and Income Fund
Invesco V.I. Select Dimensions Dividend Growth Fund	Invesco V.I. Dividend Growth Fund
Invesco Van Kampen V.I. Government Fund	Invesco V.I. Government Securities Fund
Invesco Van Kampen V.I. High Yield Fund	Invesco V.I. High Yield Fund

If the proposed reorganization is approved, all assets of the Target Fund will be transferred into the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund. If approved by the shareholders, the reorganization is expected to take place on or about May 2, 2011, the “Merger Date”.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Target Fund Sub-Account, including program trades, on or after the close of business one day prior to the Merger Date. As a result of the reorganization, if any of your Contract Value is currently invested in the Target Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Target Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business one day prior to the Merger Date, any transaction that includes an allocation to the Target Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business one day prior to the Merger Date, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Target Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

Addition of Funds

In the event that the proposed reorganization is approved, effective as of the close of business one day prior to the Merger Date the following Funds are added as investment options to the Contract and all references and information contained in the prospectus for your Contract related to the Target Fund are deleted and replaced with the Acquiring Fund:

Invesco V.I. Dividend Growth Fund
Invesco Van Kampen V.I. Equity and Income Fund
Invesco V.I. Government Securities Fund

This Product Information Notice should be retained for future reference.

HV-8075